UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-8092

SALOMON BROTHERS WORLDWIDE INCOME FUND INC.
 (Exact name of registrant as specified in charter)

125 Broad Street, New York, NY 10004
 (Address of principal executive offices) (Zip code)

Robert I. Frenkel, Esq.
Salomon Brothers Asset Management Inc
300 First Stamford Place
Stamford, CT 06902
 (Name and address of agent for service)

Registrant's telephone number, including area code: (800) 725-6666

Date of fiscal year end:  OCTOBER 31
Date of reporting period: OCTOBER 31, 2004

ITEM 1.    REPORT TO STOCKHOLDERS.

           The ANNUAL Report to Stockholders is filed herewith.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC.

LETTER FROM THE CHAIRMAN

[R. JAY GERKEN PHOTO]
R. JAY GERKEN, CFA
Chairman and Chief
Executive Officer

DEAR SHAREHOLDER,

Emerging markets debt performed well last fall through the first quarter of this year, but the market's run was disrupted in the early spring due to technical factors stemming from a sharp pullback in U.S. Treasury bond prices.(i) The Treasury market's sharp sell-off was triggered by investors' reaction to a robust U.S. March labor market report and concerns about resurging inflation and that interest rates were poised to rise, as bond prices move opposite to anticipated interest rate movements.

As widely anticipated, the Federal Reserve Board ("Fed")(ii) raised its target for the closely watched federal funds rate(iii) from a four-decade low of 1.00% to 1.25% in June, marking its first hike in four years. The Fed boosted it again in 0.25% intervals in August, September and eventually to 2.00% in November after the fund's reporting period had ended. Higher rates can help slow a potential acceleration of economic growth and thereby help maintain a balance between that growth and the inflation that can generally accompany it.

As the U.S. Treasury bond market stabilized, sovereign debt markets regained ground lost during the spring. Emerging markets continued to perform well through the remainder of the period as investors refocused their attention on favorable country fundamentals and strength in commodity prices, such as metals, agriculture and oil. Despite concerns that higher energy prices might dampen a global recovery, the markets benefited from better-than-expected global economic growth. Furthermore, continued progress on political and economic reforms and a generally positive macroeconomic environment led to a spate of bond rating upgrades or improved outlooks from credit rating services, which encouraged broader investor participation in emerging markets.

Please read on for a more detailed look at prevailing economic and market conditions during the fund's fiscal year and to learn how those conditions have affected fund performance.

INFORMATION ABOUT YOUR FUND

As you may be aware, several issues in the mutual fund industry have recently come under the scrutiny of federal and state regulators. The fund's Adviser and some of its affiliates have received requests for information from various government regulators regarding market timing, late trading, fees, and other mutual fund issues in connection with various investigations. The fund has been informed that the Adviser and its affiliates are responding to those information requests, but are not in a position to predict the outcome of these requests and investigations.

In November 2003, Citigroup Asset Management ("CAM") disclosed an investigation by the Securities and Exchange Commission ("SEC") and the U.S. Attorney relating to Citigroup

SALOMON BROTHERS WORLDWIDE INCOME FUND INC.

Asset Management's entry into the transfer agency business during 1997-1999. Citigroup has disclosed that the Staff of the SEC is considering recommending a civil injunctive action and/or an administrative proceeding against certain advisory and transfer agent entities affiliated with Citigroup, the former CEO of CAM, two former employees and a current employee of CAM, relating to the creation, operation and fees of its internal transfer agent unit that serves various CAM-managed funds. This internal transfer agent did not provide services to the fund. Citigroup is cooperating with the SEC and will seek to resolve this matter in discussion with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the fund.

As always, thank you for your confidence in our stewardship of your assets. We look forward to helping you continue to meet your financial goals.

Sincerely,

/s/ R. JAY GERKEN
R. Jay Gerken, CFA
Chairman and Chief Executive Officer

November 15, 2004

SALOMON BROTHERS WORLDWIDE INCOME FUND INC.

MANAGER OVERVIEW

PERFORMANCE REVIEW

For the 12 months ended October 31, 2004, the Salomon Brothers Worldwide Income Fund Inc. returned 12.19%, based on its New York Stock Exchange ("NYSE") market price and 13.52% based on its net asset value ("NAV")(iv) per share. In comparison, the fund's unmanaged benchmark, the J.P. Morgan Emerging Markets Bond Plus Index ("EMBI+"),(v) returned 12.94% while the Lipper emerging market debt funds category average(vi) was 13.51% over the same time frame. Please note that Lipper performance returns are based on each fund's NAV.

During the 12-month period, the fund distributed dividends to shareholders totaling $1.425 per share. The performance table shows the fund's 30-day SEC as well as its 12-month total return based on its NAV and market price as of October 31, 2004. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS. THE FUND'S YIELDS WILL VARY.

                                FUND PERFORMANCE
                             AS OF OCTOBER 31, 2004

                                                               30-DAY       12-MONTH
PRICE PER SHARE                                               SEC YIELD   TOTAL RETURN
---------------                                               ---------   ------------
$15.53 (NAV)                                                    6.48%        13.52%

$16.34 (NYSE)                                                   6.15%        12.19%

ALL FIGURES REPRESENT PAST PERFORMANCE AND ARE NOT A GUARANTEE OF FUTURE RESULTS. THE FUND'S YIELDS WILL VARY.

Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all dividends and/or capital gains distributions, if any, in additional shares. The "SEC yield" is a return figure often quoted by bond and other fixed-income mutual funds. This quotation is based on the most recent 30-day (or one-month) period covered by the fund's filings with the SEC. The yield figure reflects the dividends and interest earned during the period after deduction of the fund's expenses for the period. These yields are as of October 31, 2004 and are subject to change.

EMERGING MARKETS DEBT OVERVIEW

Emerging markets debt performed positively through the 12 months ended October 31, 2004, returning 12.94% as represented by the EMBI+. Sovereign debt markets exhibited strong performance from the start of the fund's fiscal year in November through March 2004 amid a relatively benign stretch in the U.S. Treasury bond markets; hedge funds joined crossover buyers in adding to their emerging markets debt allocations. However, markets were disrupted in April and May following a sharp sell-off in U.S. Treasury bonds caused by an extremely strong March U.S. jobs report. April saw the EMBI+'s largest sell-off since July of 2001, and May saw yield spreads(vii) over U.S. Treasuries widening to 569 basis points(vii) during the month, a level not seen since August of 2003. Markets rallied over the next few months -- taking back all the losses of April and May -- and performing strongly through the end of the period.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC.

Good country fundamentals, commodity price strength and the absence of U.S. Treasury market volatility during most of the period, supported emerging markets debt returns.

Through all of this, emerging markets debt fundamentals remained strong and the markets benefited from increasing signs of a global economic turnaround. Continued strength in commodity prices including metals, agriculture and oil provided positive support for many emerging market countries. Oil prices, in particular, remained high favoring oil exporters, but fears remained that high energy prices might dampen the global recovery. Revenues from oil production contributed to positive performance in Ecuador, Russia and Venezuela. The markets also benefited from higher than expected global economic growth and higher than expected inflation.

Spreads tightened 57 basis points(viii) during the 12-month period ended October 31, 2004, closing at 413 basis points over U.S. Treasuries. Over the same period, 12-month return volatility stood at 8.09%,(ix) substantially below long-term, historical levels of approximately 16.00%.

Continued progress on political and economic reforms in many emerging countries, combined with the positive macro environment, led to a spate of upgrades or improved outlook changes during the period; Moody's and Standard & Poors collectively upgraded 12 countries during the last 12 months, representing more than 56.00% of the J.P. Morgan Emerging Markets Bond Index Global. The improving credit quality in emerging markets encouraged broader investor participation and may have caused some long-term investors to change their allocation to emerging markets from tactical to strategic, providing some technical support for the market.

FACTORS IMPACTING FUND PERFORMANCE

Fund performance for the 12-month period ended October 31, 2004, was primarily driven by macroeconomic and market factors, as outlined above, rather than individual country events. That said our overweight positions in Ecuador, Brazil and Colombia, which returned approximately 33.00%, 18.00% and 14.00%, respectively, positively contributed to overall performance during the period. Our underweight position in Venezuela, which returned approximately 30.00% during the 12 months, detracted from fund performance.

LOOKING FOR ADDITIONAL INFORMATION?

The fund is traded under the symbol "SBW" and its closing market price is available in most newspapers under the NYSE listings. The daily NAV is available on-line under symbol XSBWX. Barron's and The Wall Street Journal's Monday editions carry closed-end fund tables that will provide additional information. In addition, the fund issues a quarterly press release that can be found on most major financial websites as well as www.sbam.com.

In a continuing effort to provide information concerning the fund, shareholders may call 1-888-777-0102 or 1-800-SALOMON (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. Eastern Time, for the fund's current NAV, market price, and other information.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC.

Thank you for your investment in the Salomon Brothers Worldwide Income Fund Inc. As ever, we appreciate that you have chosen us to manage your assets and we remain focused on seeking to achieve the fund's investment goals.

Sincerely,


/s/ JAMES E. CRAIGE                          /s/ THOMAS K. FLANAGAN
JAMES E. CRAIGE, CFA                         THOMAS K. FLANAGAN, CFA
Executive Vice President                     Executive Vice President

November 15, 2004

SALOMON BROTHERS WORLDWIDE INCOME FUND INC.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Portfolio holdings and breakdowns are as of October 31, 2004 and are subject to change and may not be representative of the portfolio manager's current or future investments. The fund's top ten holdings as of this date were: Federative Republic of Brazil, C Bond, 8.000% due 4/15/14 (10.66%), Russian Federation, 5.000% due 3/31/30 (10.45%), United Mexican States, 6.625% due 3/3/15 (8.64%),
Federative Republic of Brazil, 7.720% due 6/29/09 (7.88%), Russian Federation, 11.000% due 7/24/18 (7.55%), Russian Federation, 12.750% due 6/24/28 (6.35%),
Federative Republic of Brazil, Bearer, 3.125% due 4/15/12 (6.11%), PEMEX Project Funding Master Trust, 9.125% due 10/31/10 (4.79%), Republic of Ecuador, 12.000% due 11/15/12 (4.51%), Republic of Turkey, 12.375% due 6/15/09 (3.77%). Please
refer to pages 8 through 12 for a list and percentage breakdown of the fund's holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio manager's current or future investments. The fund's top five sector holdings as of October 31, 2004 were: Brazil (32.67%); Russia (24.36%); Mexico (19.15%);
Venezuela (6.85%); Turkey (6.70%). The fund's portfolio composition is subject to change at any time.

RISKS: An investment in the fund is subject to investment risks, including the possible loss of the entire principal amount that you invest. Your shares at any point may be worth less than what you invested, even after taking into account the reinvestment of fund dividends and distributions. The fund may invest in foreign securities that are subject to certain risks of overseas investing, including currency fluctuations and changes in political and economic conditions, which could result in significant market fluctuations. These risks are magnified in emerging or developing markets. The fund may also invest in derivatives, such as options or futures, which can be illiquid and harder to value, especially in declining markets. A small investment in certain derivatives may have a potentially large impact on the fund's performance. Derivatives can disproportionately increase losses as stated in the prospectus.

All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

(i) As reflected by the performance of the J.P. Morgan Emerging Markets Bond Plus Index ("EMBI+"). The EMBI+ is a total return index that tracks the traded market for U.S. dollar-denominated Brady and other similar sovereign restructured bonds traded in the emerging markets.

(ii) Source: U.S. Federal Reserve Board. The Fed is responsible for the formulation of a policy designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

(iii) The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans.

(iv) NAV is calculated by subtracting total liabilities from the closing value of all securities held by the fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the fund has invested. However, the price at which an investor may buy or sell shares of the fund is at the fund's market price as determined by supply of and demand for the fund's shares.

(v) The J.P. Morgan Emerging Markets Bond Index Plus is a total return index that tracks the traded market for U.S. dollar-denominated Brady and other similar sovereign restructured bonds traded in the emerging markets.

(vi) Lipper, Inc. is a major independent mutual-fund tracking organization. Returns are based on the 12 month period ended October 31, 2004, calculated among the 12 funds in the fund's Lipper category, including the reinvestment of dividends and capital gains, if any.

(vii) Yield spread is the difference between yields on securities of the same quality but different maturities or the difference between yields on securities of the same maturity but different quality.

(viii)  A basis point is one one-hundredth (1/100 or 0.01) of one percent.

(ix) Source: J.P. Morgan Chase.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC.

Fund at a Glance (Unaudited)
INVESTMENT BREAKDOWN
(INVESTMENT BREAKDOWN CHART)

AS A PERCENT OF TOTAL INVESTMENTS
---------------------------------
Sovereign Bonds.............................................    87.6%
                                                                91.5%

Repurchase Agreements.......................................    10.0%
                                                                 0.0%

Corporate Bonds.............................................     0.0%
                                                                 4.4%

Loan Participations.........................................     2.2%
                                                                 4.1%

Purchased Options...........................................     0.2%
                                                                 0.0%

                                                                OCTOBER 31, 2004
                                                                  APRIL 30, 2004

SALOMON BROTHERS WORLDWIDE INCOME FUND INC.


SCHEDULE OF INVESTMENTS

October 31, 2004

     FACE
    AMOUNT                                      SECURITY(A)                               VALUE
---------------------------------------------------------------------------------------------------
SOVEREIGN BONDS -- 134.8%

ARGENTINA -- 2.7%
                          Republic of Argentina:
  $ 8,550,000               Discount Bond, Series L-GL, 2.438% due 3/31/23
                            (b)(c)+.................................................  $   4,659,750
    1,260,000               Par Bond, Series L-GP, 6.000% due 3/31/23 (b)+..........        693,000
                                                                                      -------------
                                                                                          5,352,750
                                                                                      -------------

BRAZIL -- 32.7%
                          Federative Republic of Brazil:
      995,000               10.125% due 5/15/27.....................................      1,060,173
    3,795,000               12.250% due 3/6/30......................................      4,695,364
    2,050,000               11.000% due 8/17/40.....................................      2,310,863
   21,580,698               C Bond, 8.000% due 4/15/14..............................     21,452,563
                            Collective Action Securities:
   14,475,000                 7.720% due 6/29/09 (c)................................     15,857,363
      725,000                 10.500% due 7/14/14...................................        815,806
                            DCB, Series L:
   13,367,754                 Bearer, 3.125% due 4/15/12 (c)........................     12,285,801
    1,080,883                 Registered, 3.125% due 4/15/12 (c)....................        993,399
    3,115,385               FLIRB, Series L, 3.063% due 4/15/09 (c).................      3,037,500
          317               MYDFA, 2.875% due 9/15/07 (c)(d)........................            308
    3,269,292               NMB, Series L, 3.125% due 4/15/09 (c)...................      3,207,993
                                                                                      -------------
                                                                                         65,717,133
                                                                                      -------------

BULGARIA -- 1.9%
                          Republic of Bulgaria:
    1,150,000               8.250% due 1/15/15 (d)..................................      1,441,812
    2,434,250               IAB, 2.750% due 7/28/11 (c).............................      2,428,164
                                                                                      -------------
                                                                                          3,869,976
                                                                                      -------------

CHILE -- 2.2%
    4,150,000             Republic of Chile, 5.500% due 1/15/13.....................      4,403,869
                                                                                      -------------

COLOMBIA -- 6.9%
                          Republic of Colombia:
    2,450,000               8.625% due 4/1/08 (e)...................................      2,710,313
    2,175,000               9.750% due 4/23/09......................................      2,470,256
      800,000               10.000% due 1/23/12.....................................        897,000
    2,275,000               10.750% due 1/15/13.....................................      2,642,413
    1,000,000               8.700% due 2/15/16......................................        978,125
    2,625,000               11.750% due 2/25/20.....................................      3,215,625
    1,175,000               8.125% due 5/21/24......................................      1,075,125
                                                                                      -------------
                                                                                         13,988,857
                                                                                      -------------

COSTA RICA -- 0.3%
      650,000             Republic of Costa Rica, 9.995% due 8/1/20 (e).............        698,750
                                                                                      -------------

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC.

October 31, 2004

     FACE
    AMOUNT                                      SECURITY(A)                               VALUE
---------------------------------------------------------------------------------------------------

ECUADOR -- 5.7%
                          Republic of Ecuador:
  $ 9,035,000               12.000% due 11/15/12 (d)................................  $   9,080,175
    2,825,000               8.000% due 8/15/30 (c)(d)...............................      2,398,425
                                                                                      -------------
                                                                                         11,478,600
                                                                                      -------------

EL SALVADOR -- 1.4%
                          Republic of El Salvador:
    1,650,000               7.750% due 1/24/23 (d)..................................      1,782,000
    1,125,000               8.250% due 4/10/32 (d)..................................      1,137,825
                                                                                      -------------
                                                                                          2,919,825
                                                                                      -------------

GERMANY -- 1.9%
    3,200,000             Aries Vermoegensverwaltungs GmbH, Russian Federation
                            Credit-Linked Notes, Series C, 9.600% due 10/25/14
                            (d).....................................................      3,752,000
                                                                                      -------------

MALAYSIA -- 3.2%
    3,675,000             Federation of Malaysia, 7.500% due 7/15/11................      4,333,218
    1,650,000             Petronas Capital Ltd., 7.875% due 5/22/22.................      2,014,625
                                                                                      -------------
                                                                                          6,347,843
                                                                                      -------------

MEXICO -- 19.1%
                          PEMEX, Project Funding Master Trust:
      325,000               6.125% due 8/15/08......................................        345,313
    8,000,000               9.125% due 10/13/10.....................................      9,640,000
      250,000               8.000% due 11/15/11.....................................        288,125
      650,000               7.375% due 12/15/14.....................................        721,825
    1,100,000             Petroleos Mexicanos, 9.500% due 9/15/27...................      1,358,500
                          United Mexican States:
    1,765,000               7.500% due 1/14/12......................................      2,008,129
   16,175,000               6.625% due 3/3/15.......................................     17,375,994
    2,725,000               11.375% due 9/15/16.....................................      4,063,656
    2,075,000               5.875% due 1/15/14......................................      2,126,356
      525,000               Medium-Term Notes, Series A, 8.300% due 8/15/31.........        607,687
                                                                                      -------------
                                                                                         38,535,585
                                                                                      -------------

PANAMA -- 3.3%
                          Republic of Panama:
    1,090,000               9.625% due 2/8/11.......................................      1,245,325
      200,000               9.375% due 7/23/12......................................        227,000
    3,525,000               10.750% due 5/15/20.....................................      4,230,000
      925,900               IRB, 2.750% due 7/17/14 (c).............................        888,864
                                                                                      -------------
                                                                                          6,591,189
                                                                                      -------------

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC.

October 31, 2004

     FACE
    AMOUNT                                      SECURITY(A)                               VALUE
---------------------------------------------------------------------------------------------------

PERU -- 5.8%
                          Republic of Peru:
  $   525,000               9.125% due 2/21/12......................................  $     590,887
    2,675,000               9.875% due 2/6/15.......................................      3,103,000
    2,875,000               FLIRB, 4.500% due 3/7/17 (c)............................      2,583,906
    5,852,000               PDI, 5.000% due 3/7/17 (c)..............................      5,398,470
                                                                                      -------------
                                                                                         11,676,263
                                                                                      -------------

THE PHILIPPINES -- 6.2%
                          Republic of the Philippines:
      250,000               8.375% due 3/12/09 (e)..................................        264,375
      875,000               9.000% due 2/15/13 (e)..................................        884,297
    2,925,000               8.250% due 1/15/14......................................      2,818,969
    1,125,000               9.375% due 1/18/17......................................      1,165,050
    1,068,000               9.500% due 10/21/24.....................................      1,159,447
    2,100,000               10.625% due 3/16/25.....................................      2,201,640
    3,062,400               DCB, 2.438% due 12/1/09 (c).............................      2,771,472
    1,333,333               FLIRB, Series B, 2.438% due 6/1/08 (c)..................      1,236,666
                                                                                      -------------
                                                                                         12,501,916
                                                                                      -------------

RUSSIA -- 24.4%
                          Russian Federation:
   11,140,000               11.000% due 7/24/18 (d).................................     15,192,175
    8,025,000               12.750% due 6/24/28 (d).................................     12,779,813
   20,995,000               5.000% due 3/31/30 (c)(d)...............................     21,027,805
                                                                                      -------------
                                                                                         48,999,793
                                                                                      -------------

SOUTH AFRICA -- 2.8%
                          Republic of South Africa:
      875,000               9.125% due 5/19/09......................................      1,045,625
    4,125,000               6.500% due 6/2/14.......................................      4,496,250
                                                                                      -------------
                                                                                          5,541,875
                                                                                      -------------

TURKEY -- 6.7%
                          Republic of Turkey:
    6,090,000               12.375% due 6/15/09.....................................      7,582,050
      900,000               11.750% due 6/15/10.....................................      1,120,500
    3,250,000               11.500% due 1/23/12.....................................      4,086,875
      600,000               9.500% due 1/15/14......................................        691,500
                                                                                      -------------
                                                                                         13,480,925
                                                                                      -------------

URUGUAY -- 0.8%
    1,950,000             Republic of Uruguay, Benchmark Bond, 7.875% due 1/15/33
                            (f).....................................................      1,599,000
                                                                                      -------------

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC.

October 31, 2004

SALOMON BROTHERS WORLDWIDE INCOME FUND INC.

     FACE
    AMOUNT                                      SECURITY(A)                               VALUE
---------------------------------------------------------------------------------------------------
            v

VENEZUELA -- 6.8%
                          Republic of Venezuela:
  $ 6,225,000               5.375% due 8/7/10.......................................  $   5,719,219
    1,825,000               10.750% due 9/19/13.....................................      2,117,912
      938,000               8.500% due 10/8/14......................................        953,477
    4,400,000               Collective Action Securities, 19.375% due 1/13/34.......      4,521,000
      475,000               Par Bond, Series A, 6.750% due 3/31/20..................        469,359
                                                                                      -------------
                                                                                         13,780,967
                                                                                      -------------

                          TOTAL SOVEREIGN BONDS (Cost -- $250,771,256)..............    271,237,116
                                                                                      -------------
LOAN PARTICIPATIONS(C) (G) -- 3.3%

MOROCCO -- 3.3%
    6,792,208             Kingdom of Morocco, Tranche A, 2.781% due 1/2/09 (CS First
                            Boston Corp., UBS Financial Services Inc.)
                            (Cost -- $6,451,496)....................................      6,690,325
                                                                                      -------------
  CONTRACTS
  -----------
            v
PURCHASED OPTION -- 0.4%
      230,000             Federative Republic of Brazil, 11.000% due 8/17/40, Call @
                            112.4, Expire 1/12/05 (Cost -- $791,200)................        660,100
                                                                                      -------------
  WARRANTS/
   RIGHTS
  -----------
            v
WARRANTS AND RIGHTS (h)+ -- 0.0%
     2,000 (Warrants)     Asia Pulp & Paper (Exercise price of $7.8375 per share
                            expiring on 3/15/05. Each warrant exercisable for 12.914
                            shares of common stock) (d).............................              0
    76,755 (Rights)       Republic of Venezuela (Rights to purchase Discount Notes,
                            zero coupon due 4/15/20)................................              0
                                                                                      -------------

                          TOTAL WARRANTS AND RIGHTS (Cost -- $0)....................              0
                                                                                      -------------

                          SUB-TOTAL INVESTMENTS (Cost -- $258,013,952)..............    278,587,541
                                                                                      -------------

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC.

October 31, 2004

    FACE
   AMOUNT                                      SECURITY(A)                               VALUE
---------------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 15.5%
  $ 3,137,000             Bank of America dated 10/29/04, 1.830% due 11/1/04;
                            Proceeds at maturity -- $3,137,478; (Fully
                            collateralized by various U.S. Government agency
                            obligations, 0.000% to 7.625% due 11/1/04 to 1/15/30;
                            Market value -- $3,199,743).............................  $   3,137,000
    7,000,000             Deutsche Bank Securities Inc. dated 10/29/04, 1.840% due
                            11/1/04; Proceeds at maturity -- $7,001,073; (Fully
                            collateralized by various U.S. Government agency
                            obligations, 0.000% to 7.100% due 2/3/05 to 6/1/17;
                            Market value -- $7,140,000).............................      7,000,000
    7,000,000             Goldman Sachs Group Inc. dated 10/29/04, 1.840% due
                            11/1/04; Proceeds at maturity -- $7,001,073; (Fully
                            collateralize by various U.S. Treasury obligations,
                            0.000% to 10.625% due 12/2/04 to 4/15/29; Market
                            value -- $7,140,004)....................................      7,000,000
    7,000,000             Morgan Stanley dated 10/29/04, 1.810% due 11/1/04;
                            Proceeds at maturity -- $7,001,056; (Fully
                            collateralized by various U.S. Government agency
                            obligations, 0.000% to 8.000% due 11/2/04 to 4/26/24;
                            Market value -- $7,176,330).............................      7,000,000
    7,000,000             UBS Securities LLC dated 10/29/04, 1.840% due 11/1/04;
                            Proceeds at maturity -- $7,001,073; (Fully
                            collateralized by various U.S. Government agency
                            obligations, 0.000% to 8.875% due 12/7/04 to 8/6/38;
                            Market value -- $7,140,015).............................      7,000,000
                                                                                      -------------

                          TOTAL REPURCHASE AGREEMENTS (Cost -- $31,137,000).........     31,137,000
                                                                                      -------------

                          TOTAL INVESTMENTS -- 154.0% (Cost -- $289,150,952*).......    309,724,541
                          Liabilities in Excess of Other Assets -- (54.0)%..........   (108,542,949)
                                                                                      -------------

                          TOTAL NET ASSETS -- 100.0%................................  $ 201,181,592
                                                                                      =============

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC.

October 31, 2004

     FACE
    AMOUNT                                        SECURITY                                VALUE
---------------------------------------------------------------------------------------------------
LOAN SECURITIES COLLATERAL
  $ 1,863,890             State Street Navigator Securities Lending Trust Prime
                            Portfolio (Cost -- $1,863,890)..........................     $1,863,890
                                                                                      =============

------------------

(a) All securities (except those on loan) are segregated as collateral pursuant to loan agreement, futures contracts and/or reverse repurchase agreements.

(b) Security is currently in default.

(c) Rate shown reflects current rate on instrument with step variable rate or coupon rates.

(d) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors.

(e) All or portion of this security is on loan (See Notes 1 and 3).

(f) Payment-in-kind security for which all or part of the income earned may be paid as additional principle.

(g) Participation interests were acquired through the financial institutions indicated parenthetically.

(h) Security is valued in accordance with fair valuation procedures.

 +  Non-income producing security.

 *  Aggregate cost for Federal income tax purposes is $289,789,986.

   Abbreviations used in this schedule:

   C Bond -- Capitalization Bond

   DCB -- Debt Conversion Bond

   FLIRB -- Front Loaded Interest Reduction Bond

   IAB -- Interest-in-Arrears Bond

   IRB -- Interest Reduction Bond

   MYDFA -- Multi-Year Depository Facility Agreement

   NMB -- New Money Bond

   PDI -- Past Due Interest

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC.

STATEMENT OF ASSETS AND LIABILITIES

October 31, 2004

ASSETS:
  Investments, at value (Cost -- $258,013,952)..............  $278,587,541
  Repurchase agreements, at value (Cost -- $31,137,000).....    31,137,000
  Loaned securities collateral, at value
    (Cost -- $1,863,890) (Note 3)...........................     1,863,890
  Cash......................................................       360,456
  Receivable for securities sold............................    11,928,799
  Interest receivable.......................................     4,177,159
                                                              ------------
  TOTAL ASSETS..............................................   328,054,845
                                                              ------------

LIABILITIES:
  Loan payable (Note 4).....................................    60,000,000
  Payable for open reverse repurchase agreements (Notes 1
    and 3)..................................................    34,204,947
  Payable for securities purchased..........................    30,145,512
  Payable for loaned securities collateral (Note 3).........     1,863,890
  Interest payable (Notes 3 and 4)..........................       162,511
  Investment advisory fee payable...........................       152,209
  Payable to broker -- variation margin.....................       150,000
  Administration fee payable................................        25,368
  Accrued expenses..........................................       168,816
                                                              ------------
  TOTAL LIABILITIES.........................................   126,873,253
                                                              ------------
TOTAL NET ASSETS............................................  $201,181,592
                                                              ============
NET ASSETS:
  Common Stock ($0.001 par value, 100,000,000 shares
    authorized; 12,956,858 shares outstanding)..............  $     12,957
  Capital paid in excess of par value.......................   180,402,956
  Overdistributed net investment income.....................      (345,407)
  Accumulated net realized gain from investment
    transactions, futures contracts and options.............     1,529,573
  Net unrealized appreciation of investments, futures
    contracts and options...................................    19,581,513
                                                              ------------
TOTAL NET ASSETS............................................  $201,181,592
                                                              ============
NET ASSET VALUE, PER SHARE ($201,181,592 / 12,956,858 shares
  outstanding)..............................................        $15.53
                                                              ============

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC.

STATEMENT OF OPERATIONS

For the Year Ended October 31, 2004

INVESTMENT INCOME:
  Interest (Note 3).........................................  $20,223,103
                                                              -----------
EXPENSES:
  Investment advisory fee (Note 2)..........................    1,751,927
  Interest expense (Notes 3 and 4)..........................    1,489,319
  Administration fee (Note 2)...............................      291,988
  Custody...................................................       82,940
  Shareholder communications................................       70,839
  Audit.....................................................       68,312
  Directors' fees...........................................       51,430
  Legal.....................................................       48,150
  Shareholder servicing fee.................................       32,592
  Other.....................................................        7,815
                                                              -----------
  TOTAL EXPENSES............................................    3,895,312
                                                              -----------
NET INVESTMENT INCOME.......................................   16,327,791
                                                              -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN
CURRENCIES, FUTURES CONTRACTS AND OPTIONS (NOTES 1 AND 3):
  Realized Gain (Loss) From:
    Investment transactions.................................   10,572,354
    Foreign currency transactions...........................        2,052
    Futures contracts.......................................     (748,478)
    Options.................................................       39,405
                                                              -----------
  NET REALIZED GAIN.........................................    9,865,333
                                                              -----------
  Change in Net Unrealized Appreciation From:
    Investments.............................................   (1,493,840)
    Foreign currencies......................................       (2,172)
                                                              -----------
  NET DECREASE IN UNREALIZED APPRECIATION...................   (1,496,012)
                                                              -----------
NET GAIN ON INVESTMENTS, FOREIGN CURRENCIES, FUTURES
  CONTRACTS AND OPTIONS.....................................    8,369,321
                                                              -----------
INCREASE IN NET ASSETS FROM OPERATIONS......................  $24,697,112
                                                              ===========

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC.

STATEMENTS OF CHANGES IN NET ASSETS

For the Years Ended October 31,

                                                                   2004           2003
------------------------------------------------------------------------------------------
OPERATIONS:
  Net investment income.....................................   $ 16,327,791   $ 18,999,749
  Net realized gain.........................................      9,865,333      8,149,328
  Increase (decrease) in net unrealized appreciation........     (1,496,012)    40,035,851
                                                               ------------   ------------
  INCREASE IN NET ASSETS FROM OPERATIONS....................     24,697,112     67,184,928
                                                               ------------   ------------

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.....................................    (17,834,602)   (18,873,675)
  Net realized gains........................................       (599,183)            --
                                                               ------------   ------------
  DECREASE IN NET ASSETS FROM DIVIDENDS AND DISTRIBUTIONS TO
    SHAREHOLDERS............................................    (18,433,785)   (18,873,675)
                                                               ------------   ------------

FUND SHARE TRANSACTIONS:
  Net proceeds from shares issued on reinvestment of
    dividends (38,346 and 50,367 shares issued,
    respectively)...........................................        581,371        695,931
                                                               ------------   ------------
  INCREASE IN NET ASSETS FROM FUND SHARE TRANSACTIONS.......        581,371        695,931
                                                               ------------   ------------
INCREASE IN NET ASSETS......................................      6,844,698     49,007,184

NET ASSETS:
  Beginning of year.........................................    194,336,894    145,329,710
                                                               ------------   ------------
  END OF YEAR*..............................................   $201,181,592   $194,336,894
                                                               ============   ============
* Includes undistributed (overdistributed) net investment
  income of:................................................      $(345,407)      $330,093
                                                               ============   ============

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC.

STATEMENT OF CASH FLOWS

FOR THE YEAR ENDED OCTOBER 31, 2004

CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
  Interest received.........................................  $  16,827,895
  Operating expenses paid...................................     (2,497,422)
  Net purchase of short-term investments....................    (26,644,200)
  Realized gain on foreign currency transactions............          2,052
  Realized gain on options..................................         39,405
  Realized loss on futures contracts........................       (748,478)
  Net change in unrealized depreciations on futures
    contracts...............................................       (992,076)
  Purchases of long-term investments........................   (230,447,752)
  Proceeds from disposition of long-term investments........    229,746,220
  Change in payable to broker -- variation margin...........        150,000
  Interest paid.............................................     (1,436,903)
  Decrease in loaned securities collateral..................      9,010,171
  Decrease in payable for loaned securities collateral......     (9,010,171)
                                                              -------------
  NET CASH USED BY OPERATING ACTIVITIES.....................    (16,001,259)
                                                              -------------
CASH FLOWS PROVIDED (USED) BY FINANCING ACTIVITIES:
  Cash distributions paid on Common Stock...................    (18,433,785)
  Net proceeds from reverse repurchase agreements...........     34,204,947
  Proceeds from shares issued on reinvestment of
    dividends...............................................        581,371
                                                              -------------
  NET CASH PROVIDED BY FINANCING ACTIVITIES.................     16,352,533
                                                              -------------
NET INCREASE IN CASH........................................        351,274
Cash, Beginning of year.....................................          9,182
                                                              -------------
CASH, END OF YEAR...........................................  $     360,456
                                                              =============
RECONCILIATION OF INCREASE IN NET ASSETS FROM OPERATIONS TO
NET CASH FLOWS PROVIDED (USED) BY OPERATING ACTIVITIES:
  INCREASE IN NET ASSETS FROM OPERATIONS....................  $  24,697,112
                                                              -------------
  Accretion of discount on investments......................     (3,533,308)
  Amortization of premium on investments....................        689,787
  Increase in investments, at value.........................    (57,400,365)
  Increase in payable for securities purchased..............     30,145,512
  Increase in interest receivable...........................       (551,687)
  Increase in receivable for securities sold................    (10,159,297)
  Increase in payable to broker -- variation margin.........        150,000
  Decrease in prepaid expenses..............................          6,011
  Increase in interest payable..............................         52,416
  Decrease in accrued expenses..............................        (97,440)
                                                              -------------
  TOTAL ADJUSTMENTS.........................................    (40,698,371)
                                                              -------------
NET CASH FLOWS USED BY OPERATING ACTIVITIES.................  $ (16,001,259)
                                                              =============

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC.

FINANCIAL HIGHLIGHTS

Data for a share of common stock outstanding throughout each year ended October 31, unless otherwise noted:

                                                    2004(1)         2003(1)       2002(1)         2001          2000
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR................   $15.04           $11.29        $12.24        $12.96        $11.77
                                                    -------         --------      --------      --------      --------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income...........................     1.26             1.47          1.57(2)       1.57          1.78
  Net realized and unrealized gain (loss).........     0.66             3.74         (1.01)(2)     (0.52)         1.08
                                                    -------         --------      --------      --------      --------
Total Income From Operations......................     1.92             5.21          0.56          1.05          2.86
                                                    -------         --------      --------      --------      --------
LESS DIVIDENDS AND DISTRIBUTIONS FROM:
  Net investment income...........................    (1.39)           (1.46)        (1.51)        (1.77)        (1.67)
  Net realized gains..............................    (0.04)              --            --            --            --
                                                    -------         --------      --------      --------      --------
Total Dividends and Distributions.................    (1.43)           (1.46)        (1.51)        (1.77)        (1.67)
                                                    -------         --------      --------      --------      --------
NET ASSET VALUE, END OF YEAR......................   $15.53           $15.04        $11.29        $12.24        $12.96
                                                    =======         ========      ========      ========      ========
MARKET PRICE, END OF YEAR.........................   $16.34           $16.00        $11.60        $13.00        $11.50
                                                    =======         ========      ========      ========      ========
TOTAL RETURN, BASED ON MARKET PRICE(3)............   12.19%            53.18%         0.61%        30.15%        20.06%
RATIOS TO AVERAGE NET ASSETS:
  Total expenses, including interest expense......     2.00%            2.11%         2.67%         4.04%         4.34%
  Total expenses, excluding interest expense
    (operating expenses)..........................     1.24%            1.30%         1.46%         1.32%         1.24%
  Net investment income...........................     8.39%           10.77%        12.91%(2)     12.13%        13.65%
SUPPLEMENTAL DATA:
  Net assets, end of year (000's).................  $201,182        $194,337      $145,330      $156,701      $165,459
  Portfolio turnover rate.........................       94%             100%          143%          192%          119%
  Asset coverage for loan outstanding.............      435%             424%          342%          361%          376%
  Weighted average bank loan (000's)..............  $60,000          $60,000       $60,000       $60,000       $60,000
  Weighted average interest rate on bank loan.....     2.34%            2.38%         3.10%         7.29%         8.44%

--------------------------------------------------------------------------------

(1) Per share amounts have been calculated using the monthly average shares method.
(2) Effective November 1, 2001, the Fund adopted a change in the accounting method that requires the Fund to amortize premiums and accrete all discounts. Without the adoption of this change, for the year ended October 31, 2002, net investment income, net realized and unrealized loss and the ratio of net investment income to average net assets would have been $1.58, $1.02 and 12.97%, respectively. Per share information, ratios and supplemental data for the periods prior to November 1, 2001 have not been restated to reflect this change in presentation.
(3) For purposes of this calculation, dividends and distributions are assumed to be reinvested at prices obtained under the Fund's dividend reinvestment plan and the broker commissions paid to purchase or sell a share are excluded.

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC.


NOTES TO FINANCIAL STATEMENTS

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Salomon Brothers Worldwide Income Fund Inc. ("Fund") was incorporated in Maryland on October 21, 1993 and is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund seeks to maintain a high level of current income by investing primarily in a portfolio of high-yield non-U.S. and U.S. corporate debt securities. As a secondary objective, the Fund seeks capital appreciation.

The following is a summary of the significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles ("GAAP"). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

(a) INVESTMENT VALUATION.   In valuing the Fund's assets, all securities,
futures and options for which market quotations are readily available are valued (except as described below) (i) at the last sale price prior to the time of determination if there was a sale price on the date of determination, (ii) at the mean between the last current bid and asked prices if there was no sale price on such date and bid and asked quotations are available and (iii) at the bid price if there was no sale price on such date and only bid quotations are available. Publicly traded sovereign bonds are typically traded internationally in the over-the-counter market and are valued at the mean between the last current bid and asked price as of the close of business of that market. However, when the spread between bid and asked price exceeds five percent of the par value of the security, the security is valued at the bid price. Securities may also be valued by independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. When market quotations are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Fund's Board of Directors. Short-term investments having a maturity of 60 days or less are valued at amortized cost which approximates market value.

(b) REPURCHASE AGREEMENTS.   When entering into repurchase agreements, it is the
Fund's policy that a custodian take possession of the underlying collateral securities, the value of which at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction exceeds one business day, the value of

SALOMON BROTHERS WORLDWIDE INCOME FUND INC.

the collateral is marked-to-market to ensure the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

(c) REVERSE REPURCHASE AGREEMENTS. The Fund may enter into reverse repurchase agreements in which the Fund sells portfolio securities and agrees to repurchase them from the buyer at a specified date and price. Whenever the Fund enters into a reverse repurchase agreement, the Fund's custodian delivers liquid assets to the counterparty in an amount at least equal to the repurchase price marked-to-market daily (including accrued interest), and the counterparty subsequently monitors the account to ensure that such equivalent value is maintained. The Fund pays interest on amounts obtained pursuant to reverse repurchase agreements. Reverse repurchase agreements are considered to be borrowings by the Fund. Reverse repurchase agreements involve leverage risk and the risk that the market value of securities purchased with the proceeds from the reverse repurchase agreements may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase.

(d) FUTURES CONTRACTS. The Fund may enter into futures contracts to the extent permitted by its investment policies and objectives. Upon entering into a futures contract, the Fund is required to deposit cash or securities as initial margin. Additional securities are also segregated up to the current market value of the futures contracts. Subsequent payments, which are dependent on the daily fluctuations in the value of the underlying financial instrument, are made or received by the Fund each day (daily variation margin) and are recorded as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contracts. The Fund enters into such contracts typically to hedge a portion of the portfolio. The risks associated with entering into futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the underlying instruments. In addition, investing in futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction.

(e) OPTION CONTRACTS. When the Fund writes or purchases a call or a put option, an amount equal to the premium received or paid by the Fund is recorded as a liability or asset, the value of which is marked-to-market daily to reflect the current market value of the option. When the option expires, the Fund realizes a gain or loss equal to the amount of the premium received or paid. When the Fund enters into a closing transaction by purchasing or selling an offsetting option, it realizes a gain or loss without regard to any unrealized gain or loss on the underlying security. When a written call option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds from such sale are increased by the

SALOMON BROTHERS WORLDWIDE INCOME FUND INC.

premium originally received. When a written put option is exercised, the amount of the premium received reduces the cost of the security that the Fund purchased upon exercise of the option. The Fund enters into options for hedging purposes. The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines. The risk in writing a call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases.

(f) LENDING OF PORTFOLIO SECURITIES. The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations, and receives a lender's fee. Fees earned by the Fund on securities lending are recorded as interest income. Loans of securities by the Fund are collateralized by cash, U.S. government securities or high quality money market instruments that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

(g) LOAN PARTICIPATIONS. The Fund invests in fixed and floating rate loans arranged through private negotiations between a foreign sovereign entity and one or more financial institutions ("lenders"). The Fund's investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing loan participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower. When the Fund purchases assignments from lenders, the Fund will acquire direct rights against the borrower on the loan, except that under certain circumstances such rights may be more limited than those held by the assigning lender. The Fund may have difficulty disposing of participations/assignments because the market for certain instruments may not be highly liquid.

(h) CREDIT, EXCHANGE RATE AND MARKET RISK. The yields of emerging market debt obligations and high-yield corporate debt obligations reflect, among other things, perceived credit risk. The Fund's investment in securities rated below investment grade typically involves risks not

SALOMON BROTHERS WORLDWIDE INCOME FUND INC.

associated with higher rated securities including, among others, overall greater risk of timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund.

(i) CASH FLOW INFORMATION. The Fund invests in securities and distributes dividends from net investment income and net realized gains from investment transactions which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows.

(j) INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Securities transactions are recorded on the trade date. Interest income is accrued on a daily basis. Discount and premium on securities purchased is accreted and amortized on an effective yield basis over the life of the security. The Fund uses the specific identification method for determining realized gain or loss on investments sold.

(k) FOREIGN CURRENCY TRANSLATION. The books and records of the Fund are maintained in U.S. dollars. Transactions denominated in foreign currencies are recorded at the current prevailing exchange rates. All assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the current exchange rate at the date of valuation. Translation gains or losses resulting from changes in the exchange rate during the reporting period and realized gains and losses on the settlement of foreign currency transactions are reported in the results of operations for the current period. The Fund does not isolate that portion of realized gains and losses on investments in securities, which is due to changes in the foreign exchange rate from that which is due to changes in market prices of the securities.

(l) DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. The Fund declares and pays dividends to shareholders monthly from net investment income. Net realized gains, if any, in excess of loss carryovers are expected to be distributed annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP due primarily to differences in the treatment of foreign currency gains/losses and deferral of wash sales and post-October losses incurred by the Fund. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax basis treatment; temporary differences do not require reclassification. Dividends and distributions which exceed net investment income and net realized capital gains for tax purposes are reported as tax return of capital. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from GAAP.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC.

(m) FEDERAL AND OTHER TAXES. It is the Fund's policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute substantially all of its taxable income and net realized gains on investments, if any, to shareholders each year. Therefore, no federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gain at various rates.

(n) RECLASSIFICATIONS. GAAP require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, during the current year, $939,165 has been reclassified between accumulated net realized gain from investment transactions and undistributed net investment income as a result of permanent differences attributable to the reclassification of distributions for tax purposes and book/tax differences in the recognition of market premium on securities sold. Also, $9,988 has been reclassified between paid-in capital and undistributed net investment income as a result of non-deductible excise tax paid. These reclassifications have no effect on net assets or net asset value per share.

NOTE 2. INVESTMENT ADVISORY AND ADMINISTRATION FEES AND OTHER TRANSACTIONS

The Fund has an Investment Advisory Agreement with Salomon Brothers Asset Management Inc ("Adviser"), an indirect wholly-owned subsidiary of Citigroup Inc. ("Citigroup"). The Adviser is responsible for the day-to-day management of the Fund's portfolio in accordance with the Fund's investment objectives and policies and for making decisions to buy, sell, or hold particular securities. The Fund pays the Adviser a monthly fee for its investment advisory services at an annual rate of 0.90% of the value of the Fund's average weekly net assets.

The Adviser also serves as Administrator to the Fund and performs certain administrative services necessary for the operation of the Fund. Under the terms of the Administration Agreement, the Fund pays the Administrator a monthly fee at an annual rate of 0.150% of the value of the Fund's average weekly net assets up to $250 million and 0.125% of the value of such net assets in excess of $250 million for its services.

Prior to November 1, 2004, Prudential Investments LLC served as Sub-Administrator to the Fund pursuant to an agreement with the Administrator and the Fund. However, in a letter dated August 27, 2004, the Fund and the Administrator gave the Sub-administrator notice that the Sub-Administrative Agreement was being terminated effective as of the open of business on November 1, 2004. Thus, as of November 1, 2004, the Administrator no longer pays the Sub-administrator 80% of the fees the Administrator collects for its services.

Certain officers and/or directors of the Fund are also officers and/or directors of the Adviser and do not receive compensation from the Fund.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC.

NOTE 3. PORTFOLIO ACTIVITY

For the year ended October 31 2004, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases...................................................   $260,593,264
                                                               ============
Sales.......................................................   $239,907,689
                                                               ============

At October 31, 2004, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

Gross unrealized appreciation...............................   $20,816,922
Gross unrealized depreciation...............................      (882,367)
                                                               -----------
Net unrealized appreciation.................................   $19,934,555
                                                               ===========

Transactions in reverse repurchase agreements for the Fund during the year ended October 31, 2004 were as follows:

    AVERAGE       WEIGHTED        MAXIMUM
     DAILY         AVERAGE        AMOUNT
    BALANCE     INTEREST RATE   OUTSTANDING
  -----------   -------------   -----------
  $6,863,965        1.19%       $34,204,947

Interest rates on reverse repurchase agreements ranged from 0.85% to 1.45% during the year ended October 31, 2004. Interest paid on reverse repurchase agreements totaled $65,807.

At October 31, 2004, the Fund had the following open reverse repurchase agreements:

   FACE
  AMOUNT                                SECURITY                                VALUE
-----------   ------------------------------------------------------------   -----------
$ 9,274,500   Reserve Repurchase Agreement with JPMorgan Chase & Co.,
                dated 9/24/04 bearing 1.45% to be repurchased at
                $9,410,848 on 9/24/05, collateralized by: $9,000,000
                Republic of Ecuador, 12.000% due 11/15/12; Market value
                $9,045,000                                                   $ 9,274,500



  4,075,976   Reverse Repurchase Agreement with JPMorgan Chase & Co.,
                dated 10/27/04 0.850% to be repurchased at $4,111,103 on
                10/27/05, collateralized by: $2,725,000 United Mexican
                States, 11.375% 9/15/16; Market value $4,063,656               4,075,976



 20,854,471   Reverse Repurchase Agreement with JPMorgan Chase & Co.,
                dated 10/27/04 bearing 0.900% to be repurchased at
                $21,044,768 on 10/27/05, collateralized by: $19,000,000
                Federative Republic of Brazil, C Bond, 8.000% due 4/15/14;
                Market value $18,887,188                                      20,854,471
                                                                             -----------
              TOTAL REVERSE REPURCHASE AGREEMENTS
              (Cost -- $34,204,947)                                          $34,204,947
                                                                             ===========

SALOMON BROTHERS WORLDWIDE INCOME FUND INC.

At October 31, 2004, the Fund had the following open futures contracts:

                                NUMBER
                                  OF                                                 UNREALIZED
CONTRACTS TO SELL              CONTRACTS   EXPIRATION   BASIS VALUE   MARKET VALUE      LOSS
-----------------              ---------   ----------   -----------   ------------   ----------
U.S. Treasury 10 Year Note...     400        12/04      $44,432,924   $45,425,000    $ (992,076)
                                                                                     ==========

The following written covered call option transactions occurred during the year ended October 31, 2004:

                                                              NUMBER OF
                                                              CONTRACTS   PREMIUMS
                                                              ---------   --------
Options written, outstanding at, October 31, 2003...........        --    $      0
Options written.............................................    12,314      39,405
Options closed..............................................   (12,314)    (39,405)
                                                               -------    --------
Options written, outstanding at October 31, 2004............        --    $      0
                                                               =======    ========

At October 31, 2004, the Fund held purchased call option contracts having a market value of $660,000 and a total cost of $791,200.

At October 31, 2004, the Fund loaned securities having a market value of $1,813,835 and received cash collateral amounting to $1,863,890, which was invested in the State Street Navigator Securities Lending Trust Prime Portfolio, a Rule 2a-7 money market fund.

For the year ended October 31, 2004, income earned from securities lending by the Fund was $9,588.

At October 31, 2004, the Fund held loan participations with a total cost of $6,451,496 and a total market value of $6,690,325.

NOTE 4. LOAN

At October 31, 2004, the Fund had a $66,000,000 loan available pursuant to a revolving credit and security agreement, of which the Fund had $60,000,000 outstanding with CXC, LLC (the "Lender"), an affiliate of Citigroup, a commercial paper conduit issuer for which Citicorp North America, Inc., an affiliate of the Adviser, acts as administrative agent. The loans generally bear interest at a variable rate based on the weighted average interest rates of the underlying commercial paper or LIBOR, plus any applicable margin. Securities held by the Fund are subject to a lien, granted to the lenders, to the extent of the borrowing outstanding and any additional expenses. For the year ended October 31, 2004, the annualized weighted average interest rate of the loan was 2.34%. The Fund paid interest expense related to the loan of $1,371,096.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC.

NOTE 5. DIVIDENDS SUBSEQUENT TO OCTOBER 31, 2004

On July 29, 2004, the Board of Directors declared a dividend from net investment income in the amount of $0.11875 per share, payable on November 26, 2004 to shareholders of record on November 16, 2004.

On October 22, 2004, the Board of Directors declared three dividends from net investment income, each in the amount of $0.11875 per share, payable on December 17, 2004, January 28, 2004 and February 25, 2004 to shareholders of record on December 7, 2004, January 19, 2005 and February 15, 2005, respectively.

Finally, the Fund declared a special dividend from net investment income in the amount of $0.0500 per share payable on December 17, 2004 to shareholders of record on December 7, 2004.

NOTE 6. INCOME TAX INFORMATION & DISTRIBUTION TO SHAREHOLDERS

The tax character of distributions paid during the fiscal years ended October 31, was as follows:

                                                                 2004          2003
                                                              -----------   -----------
Ordinary income.............................................  $17,834,602   $18,873,675
Net long-term capital gains.................................      599,183            --
                                                              -----------   -----------
Total distributions paid....................................  $18,433,785   $18,873,675
                                                              ===========   ===========

As of October 31, 2004, the components of accumulated earnings on a tax basis were as follows:

Undistributed long-term capital gain -- net.................  $   831,124
Other book/tax temporary differences........................      992,076*
Unrealized appreciation.....................................   18,942,479**
                                                              -----------
Total accumulated earnings..................................  $20,765,679
                                                              ===========

--------------------------------------------------------------------------------

 * Other book/tax temporary differences are attributable primarily to the realization for tax purposes of unrealized gains (losses) on certain futures contracts.

** The difference between book-basis and tax-basis unrealized appreciation is attributable primarily to the tax deferral of losses on wash sales, the difference between book and tax amortization methods for premiums on fixed income securities and the difference between book and tax basis as a result of investments in Passive Foreign Investment Companies.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC.

NOTE 7. ADDITIONAL INFORMATION

In connection with an investigation previously disclosed by Citigroup, the Staff of the Securities and Exchange Commission ("SEC") has notified Citigroup Asset Management ("CAM"), the Citigroup business unit that includes the funds' investment manager and other investment advisory companies; Citicorp Trust Bank ("CTB"), an affiliate of CAM; Thomas W. Jones, the former CEO of CAM; and three other individuals, one of whom is an employee and the other two of whom were former employees of CAM, that the SEC Staff is considering recommending a civil injunctive action and/or an administrative proceeding against each of them relating to the creation and operation of an internal transfer agent unit to serve various CAM-managed funds.

In 1999, CTB entered the transfer agent business. CTB hired an unaffiliated subcontractor to perform some of the transfer agent services. The subcontractor, in exchange, had signed a separate agreement with CAM in 1998 that guaranteed investment management revenue to CAM and investment banking revenue to a CAM affiliate. The subcontractor's business was later taken over by PFPC Inc., and at that time the revenue guarantee was eliminated and a one-time payment was made by the subcontractor to a CAM affiliate.

CAM did not disclose the revenue guarantee when the boards of various CAM-managed funds hired CTB as transfer agent. Nor did CAM disclose to the boards of the various CAM-managed funds the one-time payment received by the CAM affiliate when it was made.

In addition, the SEC Staff has indicated that it is considering recommending action based on the adequacy of the disclosures made to the fund boards that approved the transfer agency arrangement, CAM's initiation and operation of, and compensation for, the transfer agent business and CAM's retention of, and agreements with, the subcontractor.

Citigroup is cooperating fully in the investigation and will seek to resolve the matter in discussions with the SEC Staff. Although there can be no assurance, Citigroup does not believe that this matter will have a material adverse effect on the Fund. As previously disclosed, CAM has already agreed to pay the applicable funds, primarily through fee waivers, a total of approximately $17 million (plus interest) that is the amount of the revenue received by Citigroup relating to the revenue guarantee.

The Fund did not implement the contractual arrangement described above and therefore will not receive any portion of the payment.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF DIRECTORS AND SHAREHOLDERS OF

SALOMON BROTHERS WORLDWIDE INCOME FUND INC.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets, of cash flows, and the financial highlights present fairly, in all material respects, the financial position of Salomon Brothers Worldwide Income Fund Inc. ("Fund") at October 31, 2004, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

New York, New York

December 21, 2004

SALOMON BROTHERS WORLDWIDE INCOME FUND INC.

ADDITIONAL INFORMATION (unaudited)

INFORMATION ABOUT DIRECTORS AND OFFICERS

The business and affairs of Salomon Brothers Worldwide Income Fund Inc. ("Fund") are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Fund is set forth below:

                                                                                          NUMBER OF
                                                                                        PORTFOLIOS IN
                                                                                        FUND COMPLEX
                                                     TERM OF            PRINCIPAL        OVERSEEN BY
                                  POSITION(S)     OFFICE(1) AND       OCCUPATION(S)       DIRECTOR             OTHER
                                   HELD WITH        LENGTH OF          DURING PAST       (INCLUDING      BOARD MEMBERSHIPS
    NAME, ADDRESS AND AGE           FUND(1)        TIME SERVED         FIVE YEARS         THE FUND)       HELD BY DIRECTOR
----------------------------------------------------------------------------------------------------------------------------
NON-INTERESTED DIRECTORS:
Carol L. Colman                Director and         Since          President, Colman          37        None
Colman Consulting Co.          Member of the        2002           Consulting Co.
278 Hawley Road                Nominating and
North Salem, NY 10560          Audit Committees,
DOB: 1/23/46                   Class II
Daniel P. Cronin               Director and         Since          Formerly, Associate        34        None
24 Woodlawn Avenue             Member of the        1993           General Counsel,
New Rochelle, NY 10804         Nominating and                      Pfizer Inc.
DOB: 2/13/46                   Audit Committees,
                               Class III
Leslie H. Gelb                 Director and         Since          President, Emeritus        34        Director of two
150 East 69th Street           Member of the        2001           and Senior                           registered
New York, NY 10021             Nominating and                      Board Fellow,                        investment companies
DOB: 3/4/37                    Audit Committees,                   the Council on                       advised by Advantage
                               Class I                             Foreign Relations;                   Advisers, Inc.
                                                                   formerly,                            ("Advantage")
                                                                   Columnist, Deputy
                                                                   Editorial
                                                                   Page Editor and
                                                                   Editor, Op-Ed Page,
                                                                   The New York Times
William R. Hutchinson          Director and       Since 2003       President, W. R.           44        Associated
535 N. Michigan Avenue         Member of the                       Hutchinson &                         Banc-Corp.
Suite 1012                     Nominating and                      Associates Inc.;
Chicago, IL 60611              Audit Committees,                   formerly Group Vice
DOB: 10/9/42                   Class II                            President, Mergers
                                                                   and Acquisitions,
                                                                   BP Amoco
Riordan Roett                  Director and         Since          Professor and              34        None
The Johns Hopkins University   Member of the        1995           Director, Latin
1710 Massachusetts Ave., NW    Nominating and                      American Studies
Washington, DC 20036           Audit Committees,                   Program, Paul H.
DOB: 9/10/38                   Class III                           Nitze
                                                                   School of Advanced
                                                                   International
                                                                   Studies, The Johns
                                                                   Hopkins University
Jeswald W. Salacuse            Director and         Since          Henry J. Braker            34        Director of two
Tufts University, The          Member of the        1993           Professor of                         registered
  Fletcher School of           Nominating and                      Commercial Law and                   investment companies
  Law & Diplomacy              Audit Committees,                   formerly Dean, The                   advised by Advantage
160 Packard Avenue             Class I                             Fletcher School of
Medford, MA 02155                                                  Law & Diplomacy,
DOB: 1/28/38                                                       Tufts University

SALOMON BROTHERS WORLDWIDE INCOME FUND INC.

ADDITIONAL INFORMATION (unaudited)

                                                                                          NUMBER OF
                                                                                        PORTFOLIOS IN
                                                                                        FUND COMPLEX
                                                     TERM OF            PRINCIPAL        OVERSEEN BY
                                  POSITION(S)     OFFICE(1) AND       OCCUPATION(S)       DIRECTOR             OTHER
                                   HELD WITH        LENGTH OF          DURING PAST       (INCLUDING      BOARD MEMBERSHIPS
    NAME, ADDRESS AND AGE           FUND(1)        TIME SERVED         FIVE YEARS         THE FUND)       HELD BY DIRECTOR
----------------------------------------------------------------------------------------------------------------------------
INTERESTED DIRECTOR:
R. Jay Gerken, CFA(2)          Director,            Since          Managing Director         221        None
Citigroup Asset Management     Chairman and         2002           of Citigroup Global
("CAM")                        Chief Executive                     Markets Inc.
399 Park Avenue, 4th Floor     Officer, Class II                   ("CGM"); Chairman,
New York, NY 10022                                                 President and Chief
DOB: 4/5/51                                                        Executive Officer
                                                                   of Smith Barney
                                                                   Fund Management LLC
                                                                   ("SBFM"), Travelers
                                                                   Investment Adviser,
                                                                   Inc. ("TIA") and
                                                                   Citi Fund
                                                                   Management Inc.
                                                                   ("CFM"); President
                                                                   and Chief Executive
                                                                   Officer of certain
                                                                   mutual funds
                                                                   associated with
                                                                   Citigroup Inc.
                                                                   ("Citigroup");
                                                                   Formerly, Portfolio
                                                                   Manager of Smith
                                                                   Barney Allocation
                                                                   Series Inc. (from
                                                                   1996-2001) and
                                                                   Smith Barney Growth
                                                                   and Income Fund
                                                                   (from 1996-2000)
OFFICERS:
Peter J. Wilby, CFA            President            Since          Managing Director         N/A        N/A
CAM                                                 2002           of CGM and Salomon
399 Park Avenue, 4th Floor                                         Brothers Asset
New York, NY 10022             Executive Vice       1993-          Management Inc
DOB: 11/30/58                  President            2002           ("SBAM")

Andrew B. Shoup                Senior Vice        Since 2003       Director of CAM;          N/A        N/A
CAM                            President and                       Senior Vice
125 Broad Street, 10th Floor   Chief                               President and Chief
New York, NY 10004             Administrative                      Administrative
DOB: 8/1/56                    Officer                             Officer of mutual
                                                                   funds associated
                                                                   with Citigroup;
                                                                   Head of
                                                                   International Funds
                                                                   Administration of
                                                                   CAM from 2001 to
                                                                   2003; Director of
                                                                   Global Funds
                                                                   Administration of
                                                                   CAM from 2000 to
                                                                   2001; Head of U.S.
                                                                   Citibank Funds
                                                                   Administration of
                                                                   CAM from 1998 to
                                                                   2000

SALOMON BROTHERS WORLDWIDE INCOME FUND INC.

ADDITIONAL INFORMATION (unaudited)

                                                                                          NUMBER OF
                                                                                        PORTFOLIOS IN
                                                                                        FUND COMPLEX
                                                     TERM OF            PRINCIPAL        OVERSEEN BY
                                  POSITION(S)     OFFICE(1) AND       OCCUPATION(S)       DIRECTOR             OTHER
                                   HELD WITH        LENGTH OF          DURING PAST       (INCLUDING      BOARD MEMBERSHIPS
    NAME, ADDRESS AND AGE           FUND(1)        TIME SERVED         FIVE YEARS         THE FUND)       HELD BY DIRECTOR
----------------------------------------------------------------------------------------------------------------------------
Frances M. Guggino             Chief Financial      Since          Vice President of         N/A        N/A
CAM                            Officer and          2004           CGM:
125 Broad Street, 10th Floor   Treasurer                           Chief Financial
New York, NY 10004                                                 Officer and
DOB: 9/8/57                    Controller           2003           Treasurer of
                                                                   certain mutual
                                                                   funds associated
                                                                   with Citigroup;
                                                                   Controller of
                                                                   certain mutual
                                                                   funds associated
                                                                   with Citigroup
James E. Craige, CFA           Executive Vice       Since          Managing Director         N/A        N/A
CAM                            President            1996           of CGM and SBAM
399 Park Avenue, 4th Floor                                         since December
New York, NY 10022                                                 1998;
DOB: 10/1/67                                                       Director of CGM and
                                                                   SBAM since January
                                                                   1998 and Vice
                                                                   President of CGM
                                                                   and SBAM from May
                                                                   1992 to January
                                                                   1998
Thomas K. Flanagan, CFA        Executive Vice       Since          Managing Director         N/A        N/A
CAM                            President            1994           of SBAM (since
399 Park Avenue, 4th Floor                                         1998); Director of
New York, NY 10022                                                 SBAM and CGM (from
DOB: 1/26/53                                                       1991 to 1999)
Maureen O'Callaghan            Executive Vice       Since          Managing Director         N/A        N/A
SBAM                           President            1996           of SBAM (since
399 Park Avenue, 4th Floor                                         January 2001);
New York, NY 10022                                                 Director and Vice
DOB: 3/19/64                                                       President of SBAM
                                                                   (prior to 2001)
Beth A. Semmel, CFA            Executive Vice       Since          Managing Director         N/A        N/A
CAM                            President            1996           of CGM and SBAM
399 Park Avenue, 4th Floor                                         since December
New York, NY 10022                                                 1998; Director of
DOB: 9/10/60                                                       CGM and SBAM since
                                                                   January 1996

SALOMON BROTHERS WORLDWIDE INCOME FUND INC.

ADDITIONAL INFORMATION (unaudited)

                                                                                          NUMBER OF
                                                                                        PORTFOLIOS IN
                                                                                        FUND COMPLEX
                                                     TERM OF            PRINCIPAL        OVERSEEN BY
                                  POSITION(S)     OFFICE(1) AND       OCCUPATION(S)       DIRECTOR             OTHER
                                   HELD WITH        LENGTH OF          DURING PAST       (INCLUDING      BOARD MEMBERSHIPS
    NAME, ADDRESS AND AGE           FUND(1)        TIME SERVED         FIVE YEARS         THE FUND)       HELD BY DIRECTOR
----------------------------------------------------------------------------------------------------------------------------
Andrew Beagley                 Chief Compliance     Since          Compliance Officer,       N/A        N/A
CAM                            Officer              2004           Chief Compliance
399 Park Avenue, 4th Floor                                         Officer and Vice
New York, NY 10022                                                 President of
DOB: 10/9/62                                                       certain mutual
                                                                   funds associated
                                                                   with Citigroup;
                                                                   Director of
                                                                   Compliance, Europe,
                                                                   the Middle East and
                                                                   Africa, Citigroup
                                                                   Asset Management
                                                                   (from 1999 to
                                                                   2000); Compliance
                                                                   Officer, Salomon
                                                                   Brothers Asset
                                                                   Management Limited,
                                                                   Smith Barney Global
                                                                   Capital Management
                                                                   Inc., Salomon
                                                                   Brothers Asset
                                                                   Management Asia
                                                                   Pacific Limited
                                                                   (from 1997 to 1999)
Wendy S. Setnicka              Controller           Since          Vice President of         N/A        N/A
CAM                                                 2004           CAM
125 Broad Street, 10th Floor                                       Controller of
New York, NY 10004                                                 certain mutual
DOB: 6/30/64                                                       funds associated
                                                                   with Citigroup;
                                                                   Assistant
                                                                   Controller of CAM
                                                                   (from 2002 to 2004)
Robert I. Frenkel              Secretary and      Since 2003       Managing Director         N/A        N/A
CAM                            Chief Legal                         and General Counsel
300 First Stamford Place       Officer                             of Global Mutual
4th Floor                                                          Funds for CAM and
Stamford, CT 06902                                                 its predecessor
DOB: 12/12/54                                                      (since 1994);
                                                                   Secretary of CFM;
                                                                   Secretary and Chief
                                                                   Legal Officer of
                                                                   mutual funds
                                                                   associated with
                                                                   Citigroup

---------------

(1)  The Fund's Board of Directors is divided into three classes:
     Class I, Class II and Class III. The terms of office of the
     Class I, II and III Directors expire at the Annual Meetings of Stockholders in the year 2005, year 2006 and year 2007, respectively, or thereafter in each case when their respective successors are duly elected and qualified. The
     Fund's executive officers are chosen annually to hold office until their successors are duly elected and qualified.
(2) Mr. Gerken is an "interested person" of the Fund as defined in the Investment Company Act of 1940, as amended, because
     Mr. Gerken is an officer of SBFM and certain of its affiliates.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC.

IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid monthly by Salomon Brothers Worldwide Income Fund Inc. (the "Fund") during the taxable year ended October 31, 2004 are taxable as ordinary income to shareholders.

Additionally, the Fund paid long-term capital gains of $0.0370 per share to shareholders of record on October 13, 2004. The Fund also designates an additional $119,894 of long-term capital gains for the taxable year.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC.

ANNUAL CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
CERTIFICATION (unaudited)

The Fund's CEO has submitted to the NYSE the required annual certification and, the Fund also has included the certifications of the Fund's CEO and CFO required by Section 302 of the Sarbanes-Oxley Act in the Fund's Form N-CSR filed with the SEC, for the period of this report.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC.


FORM OF AMENDED AND RESTATED TERMS AND CONDITIONS OF DIVIDEND REINVESTMENT PLAN (unaudited)

Pursuant to certain rules of the Securities and Exchange Commission, the following additional disclosure is provided.

1. Each shareholder initially purchasing shares of common stock ("Shares") of Salomon Brothers Worldwide Income Fund Inc. ("Fund") on or after September 6, 1996 will be deemed to have elected to be a participant in the Amended and Restated Dividend Reinvestment Plan ("Plan"), unless the shareholder specifically elects in writing (addressed to the Agent at the address below or to any nominee who holds Shares for the shareholder in its name) to receive all income dividends and distributions of capital gains in cash, paid by check, mailed directly to the record holder by or under the direction of American Stock Transfer & Trust Company as the Fund's dividend-paying agent ("Agent"). A shareholder whose Shares are held in the name of a broker or nominee who does not provide an automatic reinvestment service may be required to take such Shares out of "street name" and register such Shares in the shareholder's name in order to participate, otherwise dividends and distributions will be paid in cash to such shareholder by the broker or nominee. Each participant in the Plan is referred to herein as a "Participant." The Agent will act as Agent for each Participant, and will open accounts for each Participant under the Plan in the same name as their Shares are registered.

2. Unless the Fund declares a dividend or distribution payable only in the form of cash, the Agent will apply all dividends and distributions in the manner set forth below.

3. If, on the determination date, the market price per Share equals or exceeds the net asset value per Share on that date (such condition, a "market premium"), the Agent will receive the dividend or distribution in newly issued Shares of the Fund on behalf of Participants. If, on the determination date, the net asset value per Share exceeds the market price per Share (such condition, a "market discount"), the Agent will purchase Shares in the open-market. The determination date will be the fourth New York Stock Exchange trading day (a New York Stock Exchange trading day being referred to herein as a "Trading Day") preceding the payment date for the dividend or distribution. For purposes herein, "market price" will mean the average of the highest and lowest prices at which the Shares sell on the New York Stock Exchange on the particular date, or if there is no sale on that date, the average of the closing bid and asked quotations.

4. Purchases made by the Agent will be made as soon as practicable commencing on the Trading Day following the determination date and terminating no later than 30 days after the dividend or distribution payment date except where temporary curtailment or suspension of purchase is necessary to comply with applicable provisions of federal securities law; provided,

SALOMON BROTHERS WORLDWIDE INCOME FUND INC.


FORM OF AMENDED AND RESTATED TERMS AND CONDITIONS OF DIVIDEND REINVESTMENT PLAN (unaudited) (continued)

however, that such purchases will, in any event, terminate on the Trading Day prior to the "ex-dividend" date next succeeding the dividend or distribution payment date.

5. If (i) the Agent has not invested the full dividend amount in open-market purchases by the date specified in paragraph 4 above as the date on which such purchases must terminate or (ii) a market discount shifts to a market premium during the purchase period, then the Agent will cease making open-market purchases and will receive the uninvested portion of the dividend amount in newly issued Shares (x) in the case of (i) above, at the close of business on the date the Agent is required to terminate making open-market purchases as specified in paragraph 4 above or (y) in the case of (ii) above, at the close of business on the date such shift occurs; but in no event prior to the payment date for the dividend or distribution.

6. In the event that all or part of a dividend or distribution amount is to be paid in newly issued Shares, such Shares will be issued to Participants in accordance with the following formula: (i) if, on the valuation date, the net asset value per share is less than or equal to the market price per Share, then the newly issued Shares will be valued at net asset value per Share on the valuation date; provided, however, that if the net asset value is less than 95% of the market price on the valuation date, then such Shares will be issued at 95% of the market price and (ii) if, on the valuation date, the net asset value per share is greater than the market price per Share, then the newly issued Shares will be issued at the market price on the valuation date. The valuation date will be the dividend or distribution payment date, except that with respect to Shares issued pursuant to paragraph 5 above, the valuation date will be the date such Shares are issued. If a date that would otherwise be a valuation date is not a Trading Day, the valuation date will be the next preceding Trading Day.

7. The open-market purchases provided for above may be made on any securities exchange on which the Shares of the Fund are traded, in the over-the-counter market or in negotiated transactions, and may be on such terms as to price, delivery and otherwise as the Agent shall determine. Funds held by the Agent uninvested will not bear interest, and it is understood that, in any event, the Agent shall have no liability in connection with any inability to purchase Shares within the time periods herein provided, or with the timing of any purchases effected. The Agent shall have no responsibility as to the value of the Shares acquired for the Participant's account. The Agent may commingle amounts of all Participants to be used for open-market purchases of Shares and the price per Share allocable to each Participant in connection with such purchases shall be the average price (including brokerage commissions) of all Shares purchased by the Agent.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC.


FORM OF AMENDED AND RESTATED TERMS AND CONDITIONS OF DIVIDEND REINVESTMENT PLAN (unaudited) (continued)

8. The Agent will maintain all Participant accounts in the Plan and will furnish written confirmations of all transactions in each account, including information needed by Participants for personal and tax records. The Agent will hold Shares acquired pursuant to the Plan in noncertificated form in the Participant's name or that of its nominee, and each Participant's proxy will include those Shares purchased pursuant to the Plan. The Agent will forward to Participants any proxy solicitation material and will vote any Shares so held for Participants only in accordance with the proxy returned by Participants to the Fund. Upon written request, the Agent will deliver to Participants, without charge, a certificate or certificates for the full Shares.

9. The Agent will confirm to Participants each acquisition made for their respective accounts as soon as practicable but not later than 60 days after the date thereof. Although Participants may from time to time have an undivided fractional interest (computed to three decimal places) in a Share of the Fund, no certificates for fractional shares will be issued. Dividends and distributions on fractional shares will be credited to each Participant's account. In the event of termination of a Participant's account under the Plan, the Agent will adjust for any such undivided fractional interest in cash at the market value of the Fund's Shares at the time of termination less the pro rata expense of any sale required to make such an adjustment.

10. Any share dividends or split shares distributed by the Fund on Shares held by the Agent for Participants will be credited to their respective accounts. In the event that the Fund makes available to Participants rights to purchase additional Shares or other securities, the Shares held for Participants under the Plan will be added to other Shares held by the Participants in calculating the number of rights to be issued to Participants.

11. The Agent's service fee for handling capital gains distributions or income dividends will be paid by the Fund. Participants will be charged a pro rata share of brokerage commissions on all open-market purchases.

12. Participants may terminate their accounts under the Plan by notifying the Agent in writing. Such termination will be effective immediately if notice is received by the Agent not less than ten days prior to any dividend or distribution record date; otherwise such termination will be effective on the first trading day after the payment date for such dividend or distribution with respect to any subsequent dividend or distribution. The Plan may be amended or terminated by the Fund as applied to any dividend or capital gains distribution paid subsequent to written notice of the change or termination sent to Participants at least 30 days prior to the record date for the dividend or capital gains distribution. The Plan may

SALOMON BROTHERS WORLDWIDE INCOME FUND INC.


FORM OF AMENDED AND RESTATED TERMS AND CONDITIONS OF DIVIDEND REINVESTMENT PLAN (unaudited) (continued)

SALOMON BROTHERS WORLDWIDE INCOME FUND INC.

be amended or terminated by the Agent, with the Fund's prior written consent, on at least 30 days' written notice to Plan Participants. Notwithstanding the preceding two sentences, the Agent or the Fund may amend or supplement the Plan at any time or times when necessary or appropriate to comply with applicable law or rules or policies of the Securities and Exchange Commission or any other regulatory authority. Upon any termination, the Agent will cause a certificate or certificates for the full Shares held by each Participant under the Plan and cash adjustment for any fraction to be delivered to each Participant without charge. If the Participant elects by notice to the Agent in writing in advance of such termination to have the Agent sell part or all of a Participant's Shares and remit the proceeds to Participant, the Agent is authorized to deduct a $2.50 fee plus brokerage commission for this transaction from the proceeds.

13. Any amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Agent receives written notice of the termination of the Participant's account under the Plan. Any such amendment may include an appointment by the Agent in its place and stead of a successor Agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Agent under these terms and conditions. Upon any such appointment of an Agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor Agent, for each Participant's account, all dividends and distributions payable on Shares of the Fund held in each Participant's name or under the Plan for retention or application by such successor Agent as provided in these terms and conditions.

14. In the case of Participants, such as banks, broker-dealers or other nominees, which hold Shares for others who are beneficial owners ("Nominee Holders"), the Agent will administer the Plan on the basis of the number of Shares certified from time to time by each Nominee Holder as representing the total amount registered in the Nominee Holder's name and held for the account of beneficial owners who are to participate in the Plan.

15. The Agent shall at all times act in good faith and use its best efforts within reasonable limits to insure the accuracy of all services performed under this Agreement and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by its negligence, bad faith, or willful misconduct or that of its employees.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC.


FORM OF AMENDED AND RESTATED TERMS AND CONDITIONS OF DIVIDEND REINVESTMENT PLAN (unaudited) (continued)

SALOMON BROTHERS WORLDWIDE INCOME FUND INC.

16. All correspondence concerning the Plan should be directed to the Agent at 59 Maiden Lane, New York, New York 10038.

                          ----------------------------

SALOMON BROTHERS WORLDWIDE INCOME FUND INC.

ADDITIONAL SHAREHOLDER INFORMATION (unaudited)

The report is transmitted to the shareholders of the Fund for their information. This is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in this report.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase at market prices from time to time shares of its common stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's website at www.sec.gov. The Funds' Forms N-Q may be reviewed and copied at the Commission's Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-800-446-1013.

Information on how the Fund voted proxies relating to portfolio securities during the 12 month period ended June 30, 2004 and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling 1-800-446-1013, (2) on the Fund's website at www.citigroupAM.com and (3) on the SEC's website at www.sec.gov.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC.

DIRECTORS

CAROL L. COLMAN

DANIEL P. CRONIN

LESLIE H. GELB

R. JAY GERKEN, CFA

WILLIAM R. HUTCHINSON

RIORDAN ROETT

JESWALD W. SALACUSE


OFFICERS

R. JAY GERKEN, CFA

      Chairman

PETER J. WILBY, CFA

      President

ANDREW B. SHOUP

      Senior Vice President and
      Chief Administrative Officer

FRANCES M. GUGGINO

      Chief Financial Officer
      and Treasurer

JAMES E. CRAIGE, CFA

      Executive Vice President

THOMAS K. FLANAGAN, CFA

      Executive Vice President

MAUREEN O'CALLAGHAN

      Executive Vice President

BETH A. SEMMEL, CFA

      Executive Vice President

ANDREW BEAGLEY

      Chief Compliance Officer

WENDY S. SETNICKA

      Controller

ROBERT I. FRENKEL

      Secretary and
      Chief Legal Officer



    SALOMON BROTHERS
    WORLDWIDE INCOME FUND INC.

          125 Broad Street
          10th Floor, MF-2
          New York, New York 10004
          Telephone 1-888-777-0102

    INVESTMENT ADVISER AND ADMINISTRATOR

          Salomon Brothers Asset
            Management Inc
          399 Park Avenue
          New York, New York 10022

    CUSTODIAN

          State Street Bank and Trust Company
          225 Franklin Street
          Boston, Massachusetts 02110

    TRANSFER AGENT

          American Stock Transfer & Trust Company
          59 Maiden Lane
          New York, New York 10038

    INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

          PricewaterhouseCoopers LLP
          300 Madison Avenue
          New York, New York 10017

    LEGAL COUNSEL

          Simpson Thacher & Bartlett LLP
          425 Lexington Avenue
          New York, New York 10017-3909

    NEW YORK STOCK EXCHANGE SYMBOL

          SBW

                     (This page intentionally left blank.)

                                                    SALOMON BROTHERS
                                                    WORLDWIDE INCOME FUND INC.

                                                    ANNUAL REPORT

                                                    October 31, 2004

[WORLD GRAPHIC]

                                                     [SALOMON BROTHERS LOGO]
AMERICAN STOCK TRANSFER & TRUST COMPANY
59 MAIDEN LANE
NEW YORK, NEW YORK 10038
                                                                    SBWANN 10/04
                                                                         04-7582

ITEM 2.  CODE OF ETHICS.

         The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

         The Board of Directors of the registrant has determined that William R. Hutchinson, the Chairman of the Board's Audit Committee, possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an "audit committee financial expert," and has designated Mr. Hutchinson as the Audit Committee's financial expert. Mr. Hutchinson is an "independent" Director pursuant to paragraph
         (a)(2) of Item 3 to Form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

         (a) Audit Fees for Salomon Brothers Worldwide Income Fund Inc. were $53,000 and $53,000 for the years ended 10/31/04 and 10/31/03, respectively.

         (b) Audit-Related Fees for Salomon Brothers Worldwide Income Fund Inc. were $85,000 and $85,000 for the years ended 10/31/04 and 10/31/03, respectively. These amounts represent procedures performed and prepared for agreed upon procedures letter in accordance with the terms of the Revolving Credit Facility.

                  In addition, there were no Audit-Related Fees billed in the years ended 10/31/04 and 10/31/03 for assurance and related services by the Accountant to the Registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Salomon Brothers Worldwide Income Fund Inc. ("service affiliates"), that were reasonably related to the performance of the annual audit of the service affiliates. Accordingly, there were no such fees that required pre-approval by the Audit Committee for the period May 6, 2003 to October 31,2004 (prior to May 6, 2003 services provided by the Accountant were not required to be pre-approved).

         (c) Tax Fees for Salomon Brothers Worldwide Income Fund Inc. were $5,700 and $5,700 for the years ended 10/31/04 and 10/31/03, respectively. These amounts represent aggregate fees paid for tax compliance and tax advice, which includes (the filing and amendment of federal, state and local income tax returns, timely RIC qualification review and tax distribution and analysis planning), rendered by the Accountant to Salomon Brothers Worldwide Income Fund Inc.

                  There were no fees billed for tax services by the Accountants to service affiliates for the period May 6, 2003 through October 31, 2004 that required pre-approval by the Audit Committee.

         (d) There were no All Other Fees for Salomon Brothers Worldwide Income Fund Inc. for the years ended 10/31/04 and 10/31/03.

                  All Other Fees. The aggregate fees billed for all other non-audit services rendered by the Accountant to Salomon Brothers Asset Management ("SBAM"), and any entity controlling, controlled by or under common control with SBAM that provided ongoing services to Salomon Brothers Worldwide Income Fund Inc., requiring pre-approval by the Audit Committee for the period May 6, 2003 through October 31, 2004, which included the issuance of reports on internal control under SAS No. 70 relating to various Citigroup Asset Management ("CAM") entities, were $790,000, all of which were pre-approved by the Audit Committee.

         (e) (1) Audit Committee's pre-approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

                  The Charter for the Audit Committee (the "Committee") of the Board of each registered investment company (the "Fund") advised by Smith Barney Fund Management LLC or Salomon Brothers Asset Management Inc or one of their affiliates (each, an "Adviser") requires that the Committee shall approve
                  (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund's independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

                  The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

                  Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund ("Covered Service Providers") constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

                  (2) For the Salomon Brothers Worldwide Income Fund Inc., the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for the years ended 10/31/04 and 10/31/03; Tax Fees were 100% and 100% for the years ended 10/31/04 and 10/31/03; and Other Fees were 100% and 100% for the years ended 10/31/04 and 10/31/03.

         (f)      N/A

         (g) Non-audit fees billed by the Accountant for services rendered to Salomon Brothers Worldwide Income Fund Inc. and CAM and any entity controlling, controlled by, or under common control with CAM that provides ongoing services to Salomon Brothers Worldwide Income Fund Inc. were $2.2 million and $6.4 million for the years ended 10/31/04 and 10/31/03.

         (h) Yes. The Salomon Brothers Worldwide Income Fund Inc.'s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates which were not pre-approved (not requiring pre-approval) is compatible with maintaining the Auditor's independence. All services provided by the Accountant to the Salomon Brothers Worldwide Income Fund Inc. or to Service Affiliates which were required to be pre-approved were pre-approved as required.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS.

         Not applicable.

ITEM 6.  [RESERVED]

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         The Board of Directors of the Fund has delegated the authority to develop policies and procedures relating to proxy voting to the Manager. The Manager is part of Citigroup Asset Management ("CAM"), a group of investment adviser affiliates of Citigroup, Inc. ("Citigroup"). Along with the other investment advisers that comprise CAM, the Manager has adopted a set of proxy voting policies and procedures (the "Policies") to ensure that the Manager votes proxies relating to equity securities in the best interest of clients.

         In voting proxies, the Manager is guided by general fiduciary principles and seeks to act prudently and solely in the best interest of clients. The Manager attempts to consider all factors that could affect the value of the investment and will vote proxies in the manner that it believes will be consistent with efforts to maximize shareholder values. The Manager may utilize an external service provider to provide it with information and/or a recommendation with regard to proxy votes. However, such recommendations do not relieve the Manager of its responsibility for the proxy vote.

         In the case of a proxy issue for which there is a stated position in the Policies, CAM generally votes in accordance with such stated position. In the case of a proxy issue for which there is a list of factors set forth in the Policies that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above and considering such enumerated factors. In the case of a proxy issue for which there is no stated position or list of factors that CAM considers in voting on such issue, CAM votes on a case-by-case basis in accordance with the general principles set forth above. Issues for which there is a stated position set forth in the Policies or for which there is a list of factors set forth in the Policies that CAM considers in voting on such issues fall into a variety of categories, including election of directors, ratification of auditors, proxy and tender offer defenses, capital structure issues, executive and director compensation, mergers and corporate restructurings, and social and environmental issues. The stated position on an issue set forth in the Policies can always be superseded, subject to the duty to act solely in the best interest of the beneficial owners of accounts, by the investment management professionals responsible for the account whose shares are being voted. Issues applicable to a particular industry may cause CAM to abandon a policy that would have otherwise applied to issuers generally. As a result of the independent investment advisory services provided by distinct CAM business units, there may be occasions when different business units or different portfolio managers within the same business unit vote differently on the same issue.

         In furtherance of the Manager's goal to vote proxies in the best interest of clients, the Manager follows procedures designed to identify and address material conflicts that may arise between the Manager's interests and those of its clients before voting proxies on behalf of such clients. To seek to identify conflicts of interest, CAM periodically notifies CAM employees (including employees of the Manager) in writing that they are under an obligation (i) to be aware of the potential for conflicts of interest with respect to voting proxies on behalf of client accounts both as a result of their personal relationships and due to special circumstances that may arise during the conduct of CAM's and the Manager's business, and (ii) to bring conflicts of interest of which they become aware to the attention of compliance personnel. The Manager also maintains and considers a list of significant relationships that could present a conflict of interest for the Manager in voting proxies. The Manager is also sensitive to the fact that a significant, publicized relationship between an issuer and a non-CAM affiliate might appear to the public to influence the manner in which the Manager decides to vote a proxy with respect to such issuer. Absent special circumstances or a significant, publicized non-CAM affiliate relationship that CAM or the Manager for prudential reasons treats as a potential conflict of interest because such relationship might appear to the public to influence the manner in which the Manager decides to vote a proxy, the Manager generally takes the position that non-CAM relationships between Citigroup and an issuer (e.g. investment banking or banking) do not present a conflict of interest for the Manager in voting proxies with respect to such issuer. Such position is based on the fact that the Manager is operated as an independent business unit from other Citigroup business units as well as on the existence of information barriers between the Manager and certain other Citigroup business units.

         CAM maintains a Proxy Voting Committee, of which the Manager personnel are members, to review and address conflicts of interest brought to its attention by compliance personnel. A proxy issue that will be voted in accordance with a stated position on an issue or in accordance with the recommendation of an independent third party is not brought to the attention of the Proxy Voting Committee for a conflict of interest review because the Manager's position is that to the extent a conflict of interest issue exists, it is resolved by voting in accordance with a pre-determined policy or in accordance with the recommendation of an independent third party. With respect to a conflict of interest brought to its attention, the Proxy Voting Committee first determines whether such conflict of interest is material. A conflict of interest is considered material to the extent that it is determined that such conflict is likely to influence, or appear to influence, the Manager's decision-making in voting proxies. If it is determined by the Proxy Voting Committee that a conflict of interest is not material, the Manager may vote proxies notwithstanding the existence of the conflict.

         If it is determined by the Proxy Voting Committee that a conflict of interest is material, the Proxy Voting Committee is responsible for determining an appropriate method to resolve such conflict of interest before the proxy affected by the conflict of interest is voted. Such determination is based on the particular facts and circumstances, including the importance of the proxy issue and the nature of the conflict of interest. Methods of resolving a material conflict of interest may include, but are not limited to, disclosing the conflict to clients and obtaining their consent before voting, or suggesting to clients that they engage another party to vote the proxy on their behalf.

ITEM 8.  [RESERVED]

ITEM 9.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

         Not applicable.

ITEM 10. CONTROLS AND PROCEDURES.

         (a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-

                  3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

         (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant's internal control over financial reporting.

ITEM 11. EXHIBITS.

         (a)      Code of Ethics attached hereto.

         Exhibit 99.CODE ETH

         (b)      Attached hereto.

         Exhibit 99.CERT Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002

Exhibit 99.906CERT Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

SALOMON BROTHERS WORLDWIDE INCOME FUND INC.

By: /s/ R. Jay Gerken
    R. Jay Gerken
    Chief Executive Officer of
    SALOMON BROTHERS WORLDWIDE INCOME FUND INC.

Date: January 3, 2005

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:   /s/ R. Jay Gerken
      (R. Jay Gerken)
      Chief Executive Officer of
      SALOMON BROTHERS WORLDWIDE INCOME FUND INC.

Date: January 3, 2005

By:   /s/ Frances M. Guggino
      (Frances M. Guggino)
      Chief Financial Officer of
      SALOMON BROTHERS WORLDWIDE INCOME FUND INC.

Date: January 3, 2005